SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 1, 2001
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                                PRIMEDIA INC.
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            (Exact Name of Registrant as Specified in Its Charter)


                                   Delaware
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                           (State or Other Jurisdiction of Incorporation)


          1-11106                                     13-3647573
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    (Commission File Number)                 (IRS Employer Identification No.)


745 Fifth Avenue, New York, New York                     10151
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(Address of Principal Executive Offices)              (Zip Code)


                                (212) 745-0100
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                  (Registrant's Telephone Number, Including Area Code)


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)


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Forward-Looking Statements

     Certain of the statements contained herein that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Actual results may differ materially from those included in the forward-looking statements. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "intend," "estimate," "may increase," "may fluctuate," and similar expressions or future or conditional verbs such as "will," "should," "would," and "could."

Item 5. Other Events.

         On October 29, 2000, PRIMEDIA entered into an Agreement and Plan of Merger, providing for the acquisition of About.Com, Inc., a Delaware corporation ("About"). Also on October 29, 2000, Scott P. Kurnit, the Chief Executive Officer of About, entered into a share lock-up agreement, as amended, with PRIMEDIA, pursuant to which he agreed to specific restrictions regarding the transferability of his shares of PRIMEDIA common stock issued in the merger. Under the terms of these agreements, during the first year after the closing of the merger, Mr. Kurnit may sell a portion of his shares of PRIMEDIA common stock, subject to PRIMEDIA's right of first refusal with respect to any sale. In the event that the gross proceeds received by Mr. Kurnit from these sales during this first year are less than $25,000,000 (assuming all of the shares are sold), PRIMEDIA will pay him the amount of any shortfall (the "Kurnit Shortfall Payment"). The remainder of his shares of PRIMEDIA common stock received in the merger are subject to certain lock-up restrictions until the second anniversary of the closing of the merger, and under the agreement are freely transferable thereafter.

     Mr. Kurnit has advised PRIMEDIA that he is selling 1,429,344 shares of PRIMEDIA common stock in the market. Concurrently therewith, Mr. Kurnit assigned to a financial institution the right to receive the Kurnit Shortfall Payment. The financial institution has advised PRIMEDIA that it is purchasing 1,429,344 shares of PRIMEDIA common stock in the market. The financial institution has agreed to waive its right to the Kurnit Shortfall Payment in exchange for PRIMEDIA's agreement to make the financial institution whole if it sells such shares on February 28, 2002 (or earlier at PRIMEDIA's instruction) which it purchased in the market for proceeds of less than approximately $26,844,260.


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




                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              PRIMEDIA INC.


Date:  August 1, 2001                         By:  /s/  Beverly C. Chell
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                                              Name:   Beverly C. Chell
                                              Title:  Vice Chairman


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